Exhibit 10.3

FIRST LETTER AMENDMENT

Dated as of August 14, 2006

Citicorp North America, Inc.,

as Administrative Agent

Two Penns Way, Suite 110

New Castle, Delaware 19720

Re:	Sunstone Hotel Partnership, LLC Revolving Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain $200,000,000 Revolving Credit Agreement dated as of July 17, 2006 (the “Credit Agreement”) among Sunstone Hotel Partnership, LLC, as borrower (the “Borrower”), Sunstone Hotel Investors, Inc., the Subsidiary Guarantors identified therein, the initial lenders identified therein (the “Lenders”), the Initial Issuing Bank and Swing Line Bank identified therein, Citicorp North America, Inc., as the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders Parties (as defined therein), Wachovia Capital Markets, LLC, as syndication agent, Calyon New York Branch, as co-syndication agent, Keybank National Association, as documentation agent, and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book running managers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

It is hereby agreed by you and us as follows:

1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date of this First Letter Amendment (this “Amendment”), hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Available Forward Proceeds” means the aggregate proceeds available to the Parent from time to time upon settlement of a Forward Sale Agreement, as certified from time to time to the Administrative Agent by the Chief Financial Officer of the Borrower.

“Forward Sale Agreement” means any forward sale agreement entered into by the Parent with respect to Equity Interests of the Parent and which specifies (x) a fixed number of shares of the applicable Equity Interests subject to the forward sale agreement that the Parent is required to issue in connection with settlement thereof and (y) a fixed price per share (subject to customary adjustments) of the applicable Equity Interests due to the Parent upon settlement of the forward sale agreement, as confirmed by the Administrative Agent in its reasonable discretion. In particular, but not in limitation of the foregoing, the forward sale agreement entered into by the Parent with Citibank, N.A. on July 18, 2006 with respect to 4,000,000 shares of the common stock of the Parent, and any forward sale agreement entered into by the Parent thereafter which is in substantially the same form and confirmed as such by the Administrative Agent in its reasonable discretion, shall constitute a confirmed Forward Sale Agreement for purposes of this Agreement.

(b) The definition of “Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting all text on the first seven lines thereof prior to the words “provided, however,” and substituting therefor the following:

“‘Leverage Ratio’ means, at any date of determination, the ratio of (a)(i) Total Debt minus (ii) the amount, if any, by which (A) the sum of (i) all unrestricted cash and Cash Equivalents on hand of the Parent and its Subsidiaries plus (ii) any Available Forward Proceeds exceeds (B) $10,000,000, to (b) EBITDA for the consecutive four fiscal quarters of the Parent most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be;”

(c) Section 5.04(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Minimum Tangible Net Worth: Maintain at all times tangible net worth of the Parent and its Subsidiaries, as determined in accordance with GAAP, of not less than the sum of $645,000,000 plus the product of (A) the sum of (i) the amount of net proceeds of all primary issuances or primary sales of Equity Interests of the Parent or any of its Subsidiaries consummated after December 31, 2005, plus (ii) any Available Forward Proceeds available pursuant to any Forward Sale Agreements entered into after December 31, 2005, multiplied by (B) 75%.”

2. Representations and Warranties. Each Loan Party hereby represents and warrants that the representations and warranties of such Loan Party contained in each of the Loan Documents are true and correct on and as of the date first above written, before and after giving effect to this Amendment, as though made on and as of such date.

3. Effectiveness of Amendment. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Parent, the Administrative Agent and the Required Lenders (or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment) and (b) an original counterpart of the Consent attached hereto executed by each Subsidiary Guarantor.

4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery hereof (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

5. Certain Definitions. Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

6. Ratification. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any

2

Lender Party or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

7. Execution Instructions. If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

[Balance of page intentionally left blank]

3

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, BORROWER: SUNSTONE HOTEL PARTNERSHIP, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

PARENT:

SUNSTONE HOTEL INVESTORS, INC.

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Executive Vice President

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender

By:	/s/ Ricardo James
Name: Ricardo James
Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Blackman
Name: David Blackman
Title: Managing Director

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Joseph A. Asciolla
Name: Joseph A. Asciolla
Title: Managing Director

By:	/s/ Linda D. Tulloch
Name: Linda D. Tulloch
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Brenda Casey
Name: Brenda Casey
Title: Director

By:	/s/ Joanne Soliman
Name: Joanne Soliman
Title: Associate Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel P. Stegemoeller
Name: Daniel P. Stegemoeller
Title: Sr. Banker

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

CONSENT

Dated as of August 14, 2006

Each of the undersigned, as a Subsidiary Guarantor under the Guaranty set forth in Article VII of the Credit Agreement (as defined in the First Letter Amendment to which this Consent is attached), hereby consents to such First Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such First Letter Amendment, each reference in the Article VII of the Credit Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such First Letter Amendment.

WB SUNSTONE-BOISE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

WB SUNSTONE- LAKE OSWEGO, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

WB SUNSTONE- PORTLAND, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

WB SUNSTONE- RIVERSIDE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

C-1

SUNSTONE WINDY HILL, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

SUNSTONE NAPA, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

SUNSTONE JAMBOREE, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

SUNSTONE MACARTHUR, LLC

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

SUNSTONE HOTELS ROCHESTER, L.L.C.

By:	/s/ Jon D. Kline
Name: Jon D. Kline
Title: Vice President

C-2